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                                Bert E. Brodsky
                              26 Harbor Park Drive
                        Port Washington, New York 11050


                                                                   June 30, 1999

National Medical Health Card Systems, Inc.
26 Harbor Park Drive
Port Washington, New York 11050

Ladies and Gentlemen:

     This letter agreement supersedes that certain letter, dated June 8, 1999, from the Bert E. Brodsky Revocable Trust to National Medical Health Card Systems, Inc. (the "Company").

     This will confirm that, in the event that the Company consummates a public offering as currently contemplated and as described in a draft Amendment No. 3 to Form S-1 Registration Statement anticipated to be filed with the Securities and Exchange Commission, at the closing of such offering, the undersigned will pay to the Company an amount equal to the proceeds from the sale of five hundred thousand (500,000) common shares of the Company owned by the undersigned in such offering, net of an amount equal to twenty seven (27%) percent of such proceeds, underwriting discounts, commissions, non-accountable expense allowance and a financial advisory fee payable by the undersigned in connection with the sale of such shares on account of certain indebtedness owed by certain affiliates of the undersigned to the Company. Please acknowledge your agreement to the foregoing by signing this letter below.


                                               Very truly yours,

                                               BERT E. BRODSKY REVOCABLE
                                               TRUST

                                               By: /s/ Bert E. Brodsky
                                                  ------------------------------
                                                   Bert E. Brodsky
                                                        Trustee


READ AND AGREED:

NATIONAL MEDICAL HEALTH CARD
SYSTEMS, INC.


By: ______________________________________

    Name:  _______________________________

    Title: _______________________________